                                                                    EXHIBIT 10.2


                              SETTLEMENT AGREEMENT


         THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into as of March 29, 2000 by and among Foothill Independent Bancorp, a California corporation (the "Company"), on the one hand, and each of the following entities or persons (who shall collectively be referred to herein as the "Basswood Group" and individually as a "Member" thereof), on the other hand: Basswood Financial Partners, L.P., a Delaware limited partnership ( "Basswood LP"), Basswood Partners, L.L.C., a Delaware limited liability company ("Basswood LLC"), Basswood Capital Management L.L.C., a Delaware limited liability company ("BCM"), Whitewood Financial Partners, L.P., a Delaware limited partnership ("Whitewood"), Jet I, L.P., a Delaware limited partnership ("Jet I"), Basswood International Fund, Inc., a Cayman Islands exempted company ("Basswood International"), 1994 Garden State L.P., a Delaware limited partnership ("Garden State"), and Matthew Lindenbaum ("ML") and Bennett Lindenbaum ("BL").

                                R E C I T A L S:
                                 - - - - - - - -

         WHEREAS the Basswood Group beneficially owns an aggregate of 531,129 shares (the "Shares") of Common Stock, without par value (the "Common Stock"), of the Company and the Basswood Group Members have filed a Schedule 13D, and various amendments thereto, with respect to their ownership of such Shares pursuant to Section 13(d) under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, the Members of the Basswood Group have represented to the Company that none of them has any intention (and never had any intention) to make an acquisition proposal for the Company, or to make a tender offer for shares of its Common Stock, and, although they solicited proxies for an opposition candidate at the Company's 1999 Shareholders Meeting, they have no intention hereafter to solicit proxies for the purpose of electing one or more directors of the Company or otherwise changing the composition of the Board of Directors of the Company;

         WHEREAS, the Basswood Group Members are willing to bind themselves contractually to act in accordance with the above statement of intentions, and, upon becoming contractually so bound, the parties hereto are desirous of pursuing a constructive and harmonious relationship between the Company and the Basswood Group Members, in their capacity as shareholders of the Company.

         WHEREAS the Company on the one hand, and Basswood LP on the other hand, have pending against each other appeals and a cross-appeal (Appellate Case No. B133924) in the Second District Court of Appeal of the State of California (the "Court of Appeal") of certain decisions rendered by the California Superior Court of the County of Los Angeles, in Case No. BS 056436 (collectively, the "Litigation"), and Basswood LP and the Company desire to settle the Litigation;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties hereby agree as follows:

         1. Representations and Warranties of the Parties.

                  1.1 Representations of the Basswood Group Members.

                           (a) the Members of the Basswood Group identified on Exhibit A hereto "beneficially own" (as hereinafter defined) the Shares (as hereinabove defined); and except as otherwise set forth on Exhibit A hereto none of the Basswood Group Members nor any of their respective Affiliates or Associates (as hereinafter defined) beneficially owns any Voting

         Securities (as hereinafter defined) of the Company or rights or interests in any such Voting Securities and no such Member has or is a party to any agreements, arrangements or understandings with any Person (as hereinafter defined) regarding (i) the acquisition or disposition of any of the Shares or any other Voting Securities, (ii) any possible shareholder proposal with respect to the Company, (iii) any possible solicitation of proxies for any matter, or (iv) any matter or transactions prohibited by Section 3 hereof.

                           (b) The statement of intentions of the Basswood Group Members contained in the Recitals, by this reference, are incorporated herein and made an integral part of this Agreement, and are true and correct.

                           (c) Each of the Basswood Group Members which is not a natural person represents and warrants on its own behalf that (i) it has the corporate, limited liability company or partnership (as applicable) power and authority to execute and deliver, and to perform its obligations under, this Agreement, (ii) the execution and delivery of this Agreement by such Member and the consummation by such Member of the transactions contemplated by this Agreement have been duly authorized by such Member, and (iii) this Agreement has been duly executed and delivered by such Member and it constitutes such Member's valid and binding obligation enforceable against it in accordance with its terms.

                           (d) Each of the Basswood Group Members who is a natural person represents and warrants on his own behalf that he (i) has the capacity, right, power and authority to execute and deliver, and to perform his obligations under, this Agreement and to consummate the transactions contemplated hereby, and (ii) this Agreement has been duly executed and delivered by such Party and constitutes his valid and binding obligation, enforceable against him in accordance with its terms.

                           (e) Each of the Basswood Group Members represents and warrants that neither the execution and delivery of, nor the performance by such party of his or its (as the case may be) obligations under, this Agreement will result in or constitute a breach or violation of any contract, instrument or other agreement, written or oral, to which such party is or to which such party's shares of Common Stock are subject or bound.

                           (f) Such Member has not assigned any of the Released Claims referred to in Section 4.4 below to any Person.

                           (g) If any Basswood Group Member has been appointed as the attorney in fact of any other party hereto with the power and authority to execute and deliver this Agreement on behalf and in the name of such other party, that attorney in fact hereby represents and warrants that the power of attorney conferring such power and authority on him has been validly executed and delivered by and is a binding and enforceable obligation of the party that has granted such power of attorney and such power of attorney has not been revoked, rescinded or modified and is in full force and effect and the execution and delivery of this Agreement by such attorney in fact on behalf and in the name of the other party that has granted the power of attorney shall be binding on and enforceable against such other party.

                  1.2 Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

                           (a) The Company has the corporate power and authority to execute and deliver and to perform its obligations under this Agreement;


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

                           (b) This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                           (c) Neither the execution and delivery of, nor the performance by the Company of its obligations under, this Agreement will result in or constitute a breach or violation of any contract, instrument or other agreement, written or oral, to which the Company is subject or bound; and

                           (d) The Company has not assigned any of the Released Claims referred to in Section 4.4 below to any Person.

         2. Term of Agreement. The term of this Agreement shall be ten (10) years, commencing on the date hereof and continuing until March 29, 2010 (the "Term").

         3. Covenants of the Basswood Group Members. Unless otherwise specifically requested in writing and in advance by the Company (it being understood and agreed that a Member or Affiliate or Associate of a Member shall not seek to have the Company or any of the Company's officers, directors, representatives, trustees, employees, attorneys, advisors, agents, affiliates or associates make any such request), for a period beginning on the date hereof and continuing until the tenth (10th) anniversary of the date hereof, each Basswood Group Member and its Affiliates and Associates shall not, alone or in concert with others (and none of such Members nor their respective Affiliates or Associates shall advise, assist or encourage others to), directly or indirectly:

                  3.1 Acquire, or agree to acquire, by purchase or otherwise, ownership (including, but not limited to, beneficial ownership) of any Common Stock or other voting securities of the Company (collectively and including Common Stock, "Voting Securities") that may be outstanding at any time or any direct or indirect rights (including convertible securities) or options to acquire such ownership if, as a result of such acquisition, the Basswood Group Members and its Affiliates and Associates would beneficially own, in the aggregate, more than 1% of the Company's outstanding Voting Securities (the "Percentage Limitation").

                  3.2 Make any public announcement with respect to, or submit any proposal for, or take any action in furtherance of or with respect to, (i) the acquisition of beneficial ownership of any Voting Securities of the Company (or direct or indirect rights, including convertible securities, or options to acquire such beneficial ownership) that would cause the Percentage Limitation to be exceeded, or (ii) any extraordinary transaction or merger, consolidation, sale of substantial assets or business combination involving the Company or any of its Affiliates, whether or not any Persons other than or in addition to Basswood Group Members and their Affiliates or Associates are involved and whether or not such proposal might require the making of a public announcement by the Company.

                  3.3 Make, or in any way participate in, any "solicitation" of "proxies" or shareholder "consents" (as such terms are defined or used in Regulation 14A under the Exchange Act) or become a "participant" in any "election contest" or other proxy contest (as such terms are defined or used in Rule 14a-11 under the Exchange Act), or otherwise to seek votes from holders of the Company's Voting Securities with respect to any matter, either alone or with other Persons, or seek to advise or influence any person or entity with respect to the voting of, any of their Voting Securities on any matters submitted to a shareholder vote or to a shareholder action by written consent.


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

                  3.4 Form, join or in any way participate in a "group" (as such term is used in Section 13d(3) of the Exchange Act) with respect to any securities of the Company or any of its Affiliates or Associates in connection with any action or matter otherwise prohibited by the terms of this Agreement.

                  3.5 Initiate, or propose any shareholder proposals for submission to, a vote or written consent of shareholders with respect to the Company or any of its Affiliates or propose any person for election to or seek representation on the Board of Directors of the Company or any of its Affiliates.

                  3.6 Seek, alone or in concert with others, to call a meeting of shareholders, the initiation or conduct of a consent solicitation or the removal of any member of the Board.

                  3.7 Initiate, or assist any other Person, to initiate any communication with any employee, customer or vendor of the Company or any subsidiary or Affiliate of the Company or any subsidiary regarding matters relating to the Company or any such subsidiary or any of their respective Affiliates with a view towards interfering with or otherwise adversely affecting the relationship between the Company, any such Subsidiary or any such Affiliate, on the one hand, and any such employee, customer or vendor, on the other hand.

                  3.8 Seek in any other manner to control or influence the management or policies of the Company or any of its Affiliates.

                  3.9 Deposit any Voting Securities in any voting trust or subject any Voting Securities to any agreement or other arrangement with respect to the voting of any Voting Securities, except as provided in this Agreement.

                  3.10 Institute, prosecute or pursue against the Company, or any of the other Company Releasees (as defined in Section 4 below), any demands, claims, causes or rights of action, suits or other proceedings of any kind or nature whatsoever ("Claims"), whether brought at law or in equity, in the Member's own right or derivatively, and whether based on any federal, state or foreign law or right or cause of action, direct, indirect or representative in nature, (i) with respect to any action hereafter taken by the Company with the approval of a majority of the Company's directors that is only properly assertable derivatively in the right of the Company, or (ii) on behalf of a class of the Company's security holders.

                  3.11 Make demand for or seek to inspect or copy or use or disclose any corporate records, or lists of record or beneficial owners of Voting Securities, of the Company.

                  3.12 Disclose to any third party, or make any filing under the Exchange Act (including, without limitation, under Section 13(d) thereof) disclosing, any intention, plan or arrangement inconsistent with the foregoing.

                  3.13 Request the Company, or any of the Company Releasees (as hereinafter defined), to waive, amend or modify in any material respect any restrictions contained in this Section 3 (or to waive, amend or modify this Section 3.13), except that a request may be so made if (i) it is made solely to the Board of Directors of the Company and is not disclosed to any other Person and (ii) is not of a nature that it could be required, under applicable laws or regulations, to be publicly disclosed either by any of the Basswood Group Members or their Affiliates or Associates, on the one hand, or by the Company, on the other hand.

                  3.14 Enter into any discussions, negotiations, arrangements, understandings or agreements with any Person with respect to any of the foregoing prohibited actions.


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

         4. Dismissal of Litigation and Mutual Release.

                  4.1 As promptly as practicable, but in no event later than the tenth (10th) day following the execution of this Agreement, the Company and each Member of the Basswood Group that is a party to the Litigation will take all necessary steps and file all documents to dismiss the Litigation without prejudice. To that end, such parties shall file with the Court of Appeal a stipulation and order substantially in the form of Exhibit B hereto, dismissing Basswood LP's appeal and Foothill's appeal and cross appeal in the Litigation and requesting the Court of Appeal to issue its remittitur with an order instructing the Superior Court to vacate its preemptory writ of mandate issued June 1, 1999 in Los Angeles Superior Court Case No. BS056436 (the "Writ"). If the Court of Appeal fails to include in its remittitur such an order of instruction, the parties shall enter into and file, with the Superior Court, a stipulation and proposed order substantially in the form of Exhibit C hereto, requesting the Superior Court to issue an order vacating the Writ.

                  4.2 The Basswood Group Members, individually and collectively, and on behalf of their respective heirs, estates, personal representatives, and past, present and future directors, officers, partners, managers, successors, predecessors, subsidiaries, principals, Affiliates, Associates, agents, representatives, attorneys, advisors and consultants (collectively, the "Basswood Releasors"), hereby release and forever discharge the Company and its successors and subsidiaries, and their respective former, present and future directors, officers, Affiliates, Associates, employees, agents, representatives, attorneys, advisors and consultants (collectively, the "Company Releasees"), from any and all "Released Claims" (as defined in Section 4.4 hereof). The Basswood Group Members further covenant that they shall not assert, bring or threaten to bring, and shall prevent the other Basswood Group Releasors from asserting, bringing or threatening to bring, any Claims (as defined in Section 3.10), and shall not assist anyone threatening to make or bring or making or bringing any Claims against the Company or any of the other Company Releasees, that if brought by one of the Basswood Group Members or Basswood Group Releasors, would constitute a Released Claim.

                  4.3 The Company, on its behalf, and on behalf of each of its successors, predecessors and subsidiaries and the Company's and their respective past, present and future directors, officers, employees, Affiliates, Associates, agents, representatives, attorneys, advisors and consultants (the "Company Releasors"), hereby releases and forever discharges the Basswood Group Members and their respective successors, Affiliates, Associates, and former, present and future directors, partners, officers, managers, employees, agents, representatives, attorneys, advisors and consultants (collectively, the "Basswood Releasees"), from all of the Released Claims (as hereinafter defined). The Company further covenants that it shall not assert or bring, and shall prevent the other Company Releasors from asserting, bringing or threatening to bring, any Claims and shall not or assist anyone threatening to make or bring or making or bringing any Claims against any of the Basswood Releasees that, if brought by the Company, would constitute a Released Claim.

                  4.4 For purposes of this Agreement, the term "Released Claims" shall mean any and all Claims (as defined in Section 3.10 above) of any kind or nature whatsoever brought by any party to this Agreement or any party on whose behalf a release is given under Section 4.2 or Section 4.3 above (a "Releasing Party"), whether at law or in equity, in the Releasing Party's own right or derivatively, and whether such Claim is based on any federal, state or foreign law or right or cause of action, whether such Claim is direct, indirect or representative in nature, and whether or not such Claims are fixed or contingent, known or unknown foreseen or unforeseen, which any Releasing Party hereto has, has had or will or may have by reason of any matter, circumstance, event, action or omission, cause or any other thing whatsoever, from the beginning of time to the date of this Agreement, against any other party to this Agreement (including each and every Claim arising out of or related to the proxy contest and proxy solicitations conducted in connection with the Company' 1999 Annual Shareholders' Meeting, the


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

Litigation and the matters and transactions described in the Company's Proxy Materials dated March 20, 2000 relating to a Special Meeting of Shareholders of the Company to be held on April 25, 2000 (a copy of which Proxy Materials have been furnished to the Basswood Group Members). Notwithstanding the foregoing, however, the Released Claims shall not include and the foregoing releases contained in this Section 3 shall not extend to or affect Claims, if any, as may arise out of or relate to the execution, delivery, performance or non-performance or enforcement of (i) this Agreement, (ii) any confidentiality agreements heretofore entered into among any of the parties and (iii) a stock purchase agreement among the parties expected to be entered into concurrently with or following the execution and delivery of this Agreement.

                  4.5 In entering into the release set forth in this Section 4, each of the Basswood Releasors and each of the Company Releasors do hereby mutually waive and relinquish any and all rights which any of them may have under the provisions of Section 1542 of the Civil Code of the State of California, pertaining in any way to the subject matter of the Released Claims.
Section 1542 of the Civil Code of the State of California reads as follows:

                           "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

                  4.6 Each of the Basswood Releasors and each of the Company Releasors has been represented by counsel of its or their own choosing in connection with the releases granted hereby and the waiver of 1542 of the Civil Code of the State of California, and understands the significance and effects of such releases and such waiver.

                  4.7 The Company, on the one hand, and each Basswood Group Member, on the other hand, agrees that it and its respective Affiliates and Associates will not (and it and its respective Affiliates and Associates will not advise, assist or encourage others to) institute, prosecute or pursue with any Federal, state or other governmental or regulatory authority, domestic or foreign, any of the Released Claims at law or in equity, which either have been asserted or could have been asserted against the other or against any of the Released Parties. Nothing in this Section 4.7 shall in any way prohibit or restrict any party from responding to inquiries, demands, requests or subpoenas from governmental or regulatory authorities ("Governmental Inquiries"); provided, however, that in the event that the Company, on the one hand, or any Basswood Group Member, on the other hand, shall receive any Governmental Inquiries relating to the other, it shall, unless precluded by applicable law in the reasonable judgment of its outside counsel from doing so, within two business days of receipt, provide notice of such Governmental Inquiries (and, if in writing, a copy thereof) to the other party.

                  4.8 Nothing in this Section 4 shall in any way constitute an agreement by any party hereto to indemnify any other party hereto against any third party claim or, except as specifically set forth herein, waive, release, limit or restrict any Claim which any party may have against any Person that is neither a party to this Agreement nor one of the Releasees of a party hereto.

                  4.9 The parties hereto acknowledge and agree that this Settlement Agreement is entered into as a mutual compromise and settlement which is not in any respect or for any purpose to be deemed or construed as an admission or concession of any liability or fault whatsoever on the part of any of the parties hereto.


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

         5. Specific Performance. Each of the Basswood Group Members, on the one hand, and the Company, on the other hand, hereby acknowledges and agrees that irreparable injury to the other party or parties (as the case may be) hereto would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached and that such injury would not be fully compensible in damages. It is accordingly agreed that, without limiting any other rights or remedies available to an aggrieved party hereunder: (a) each party hereto (the "Moving Party") shall be entitled to temporary, preliminary and permanent injunctive relief against any breach or threatened breach of, and to specific enforcement, of the terms hereof; and (b) the other parties hereto against which such relief is sought shall not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity, and (c) the Moving Party shall not be obligated to post a bond or other security as a condition to the granting of such relief.

         6. Press Release. Upon execution of this Agreement, the Company shall issue a press release in the form attached as Exhibit D hereto (the "Joint Press Release"). None of the parties hereto will make any public statement (including any statement in any filing with the Commission or any other governmental agency) regarding this Agreement or any event occurring prior to the date hereof relating in any way to the subject matter of this Agreement, that is either contrary to the statements in the Press Release or that is critical of any other such party or its actions; provided that all such public statements shall be in compliance with applicable securities laws.

         7. Certain Definitions. As used throughout this Agreement:

                  7.1 the terms "beneficial ownership" and "beneficially owned" and any variants thereof shall have the meaning given to such terms in Rule 13d-3, as such Rule is currently in effect, under the Exchange Act;

                  7.2 the terms " "Affiliate" and "Associate" shall have the respective meanings given to such terms in Rule 12b-2, as such Rule is currently in effect, under the Exchange Act;

                  7.3 the term "Person" shall mean any natural person, partnership, corporation, group, syndicate, trust, government or agency thereof, or any other association or entity;

                  7.4 the word "including" shall be deemed to be followed by the words "without limitation."

         8. Miscellaneous.

                  8.1 Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of and shall be enforceable by, and shall be binding on, the respective successors and permitted assigns of the parties hereto; provided that neither the Company, on the one hand, nor any of the Basswood Members, on the other hand, may assign or otherwise transfer its rights, duties or other interests hereunder without the prior written consent of the other party hereto.


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

                  8.2 Survival of Representations. All representations, warranties, covenants, agreements and understandings made by the parties in this Agreement or pursuant hereto shall survive the date hereof until the Standstill Termination Date, provided that Section 5 hereof shall survive indefinitely.

                  8.3 Entire Agreement; Amendment. Except for a Stock Purchase Agreement of even date herewith between the Company and the Basswood Group Members that own Voting Securities of the Company, this Agreement contains the entire understanding of the parties hereto with respect to the subject matter of this Agreement and there are no representations, warranties, agreements, covenants or undertakings that pertain to the subject matter of this Agreement other than those expressly set forth herein or in the Stock Purchase Agreement. This Agreement may be amended only by a written instrument duly executed by the parties hereto or their respective successors or permitted assigns.

                  8.4 No Waiver. Any waiver by any party hereto of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party hereto to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

                  8.5 Headings. The captions and section headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

                  8.6 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be deemed to have been given on the day when delivered by hand, on the day when sent by telecopy and confirmed and on the fifth business day after being deposited in the mail (registered or certified, postage prepaid, return receipt requested) to the respective parties hereto as set forth in Exhibit E hereto.

                  8.7 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without reference to conflicts of law principles. Any action or proceeding brought with respect to this Agreement or the performance or non-performance by any party hereto of its obligations under this Agreement shall be brought and maintained exclusively in the Superior Court of the State of California either in Riverside, San Bernardino or Los Angeles Counties or in the Federal District Court the jurisdiction of which includes any of such counties and no party hereto shall contest the subject matter or personal jurisdiction or the venue of such court or courts, or assert the defense of forum nonconviens and each party agrees to accept and not challenge the adequacy of any notice in any such action or proceeding that is given by means of certified or registered first class mail.

                  8.8 Attorneys Fees. If any legal action or other proceeding is brought for the enforcement of this Settlement Agreement, or because of an alleged dispute, breach or default in connection with any of the provisions of this Settlement Agreement, the prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                  8.9 Counterparts. This Agreement may be executed in counter parts, each of which shall be deemed an original, but each of which together shall constitute one and the same Agreement.


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

                  8.10 Severability. If any term, provision covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such actions would substantially impair the material benefits of any of the parties under the remaining provisions of this Agreement.

                  8.11 Further Assurances. At the request of any party (a "requesting party") to another party hereto, on or at any time after the date hereof, such other party shall execute and deliver such instruments and documents requested by the requesting party in order to evidence or better effectuate, but not to enlarge, the rights of the requesting party under this Agreement.

                  8.12 Basswood Group Representative. Each Basswood Group Member hereby irrevocably appoints Matthew Lindenbaum as such Member's attorney-in-fact and representative (the "Representative"), to act in such Member's place, stead and name, to do any and all things and to execute any and all documents and give and receive any and all notices or instructions in connection with this Agreement and the transactions contemplated hereby. Notwithstanding any provision hereof to the contrary, the Company shall be entitled to rely upon, as being binding on each of the Basswood Group Members, any action taken by the Representative or upon any document, notice, instruction or other writing given or executed by the Representative, and any such act, document, notice, instruction or other writing shall bind and shall be strictly enforceable against each of the Basswood Group Members.

                  8.13 Interpretation. This Agreement is the result of arms-length bargaining between the parties and no provision of this Agreement or any ambiguity that may be found therein, shall be construed or interpreted against a party hereto because such party, or its counsel, was the primary draftsman of such provision.

                  8.14 Expenses. Each party agrees to bear its or his (as the case may be) respective costs, expenses and attorneys' fees in connection with the Litigation and its settlement and dismissal and the negotiation and preparation of this Settlement Agreement and the performance by such party of its obligations hereunder.

                  8.15 Joint and Several. The representations, warranties, covenants and agreements of the Basswood Group Members contained in this Agreement shall be joint and several.

                (Remainder of this page intentionally left blank.
                   Signatures of parties follow on next page)


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

         IN WITNESS WHEREOF, the parties hereto have executed and delivered, or caused to be executed and delivered, this Settlement Agreement on the date first above written.


FOOTHILL INDEPENDENT BANCORP                 BASSWOOD FINANCIAL PARTNERS, L.P.,
 a California corporation
                                             By: Basswood Partners, L.L.C.,
                                                 its General Partner

By:  /s/  DONNA MILTENBER                    By:  /s/ MATTHEW LINDENBAUM
     -----------------------------                ------------------------------


WHITEWOOD FINANCIAL PARTNERS, L.P.,          BASSWOOD PARTNERS, L.L.C.


By:  /s/ MATTHEW LINDENBAUM                  By:  /s/ MATTHEW LINDENBAUM
     -----------------------------                ------------------------------


1994 GARDEN STATE L.P.,                      BASSWOOD CAPITAL MANAGEMENT L.L.C.,


By   /s/ MATTHEW LINDENBAUM                  By:  /s/ MATTHEW LINDENBAUM
     -----------------------------                ------------------------------


BASSWOOD INTERNATIONAL FUND, INC.,           JET I, L.P.


By: /s/ MATTHEW LINDENBAUM                   By:  /s/ MATTHEW LINDENBAUM
     -----------------------------                ------------------------------


/s/ MATTHEW LINDENBAUM                       /s/ BENNETT LINDENBAUM
-----------------------------                ------------------------------
Matthew Lindenbaum                           Bennett Lindenbaum


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